                                                                   Exhibit 23.3


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 2000, with respect to the financial statements of Applied Information Management Marketing, Inc. included in the
Registration Statement (Form S-1 No. 333-      ) and related Prospectus of
Cyber Dialogue Inc. for the registration of           shares of its common
stock.

                                                  /s/ Ernst & Young LLP


Stamford, Connecticut
February 17, 2000